Accounts Payable, Accruals and Other Payables (Details) - USD ($)		Dec. 31, 2019	Dec. 31, 2018
Accounts Payable Accruals And Other Payables Tables Abstract
Accounts payable	[1]	$ 25,989,961	$ 1,565,035
Accrued interest on term loans		3,387,446	910,691
Capital accruals	[2]	31,469,596	5,972,230
Accrued expenses		268,118	555,842
Accounts payable, accruals and other payables		$ 61,115,121	$ 9,003,798

[1]	Accounts payables mainly represents payable to Audex (Phase 2 contractor) amounting USD 21.5 million.
[2]	Capital represents contractor's capital accruals for Phase 2. Further, USD 30 million (20% of the total contract price) was also paid to contractor as an advance in 2019 of which invoices of USD 8.4 million were received, with remaining balance of USD 21.6 million as of 31 December 2019 to be adjusted against the future invoices.